                                                                      EXHIBIT 21
                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1995

TENNECO INC. (Delaware)
   Autopartes Walker, S.A. de C.V. (Mexico)..................................................................     0.02%
     (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc. owns 0.02%; Tenneco
     Corporation owns 0.02%; Tenneco International Inc. owns 0.02%; and Monroe
     Auto Equipment Company owns 0.02%.)
   DeLine Box & Display, Inc. (Delaware).....................................................................      100
   Tenneco Brazil Ltda. (Brazil).............................................................................      100
       Monroe do Brazil Industria e Comercio Ltda. (Brazil)..................................................      100
           Monroe Auto Pecas S.A. (Brazil)...................................................................    82.71
             (Monroe do Brazil Industria e Comercio Ltda. owns 82.71%; Monroe Auto
             Equipment Company owns 2.82%;  and Monteiro Aranha S/A, an unaffiliated company owns 14.47%.)
   Kern County Land Company (Delaware).......................................................................      100
       Tenneco Equipment Corporation (Delaware)..............................................................      100
           Marlin Drilling Co., Inc. (Delaware)..............................................................      100
               Bluefin Supply Company (Delaware).............................................................      100
                   Marlin do Brasil Perfuracoes Maritimas Ltda.  (Brazil) (in dissolution)...................     0.16
                     (Bluefin Supply Company owns 0.16%; and Marlin Drilling Co., Inc. owns
                     99.84%.)
               Marlin do Brasil Perfuracoes Maritimas Ltda. (Brazil) (in dissolution)........................    99.84
                 (Marlin Drilling Co., Inc. owns 99.84% and Bluefin Supply Company owns
                 0.16%.)
           Tenneco Equipment Holding I Company (Delaware)....................................................      100
           Tenneco Equipment Holding II Company (Delaware)...................................................      100
           Tenneco Equipment Holding III Company (Delaware)..................................................      100
               Tenneco Equipment Holding V Company (North Dakota)............................................      100
           Tenneco Equipment Holding IV Company (Wisconsin)..................................................      100
           Tenneco Equipment Holding IV Company (Illinois)...................................................      100
           Tenneco International Holding Corp. (Delaware)....................................................    20.34
             (Tenneco Equipment Corporation owns 20.34% of Common Stock and 50% of $8.00 Junior Preferred
             Stock; Tenneco International Inc. owns 71.84% of Common Stock and 50% of $8.00 Preferred
             Stock; Tenneco Corporation owns 7.82% of Common Stock; MW Investors L.L.C., an unaffiliated company, owns 100% of Variable Rate Voting Participating Preferred Stock.)
               Monroe Australia Pty. Limited (Australia).....................................................      100
                   Monroe Springs, (Australia) Pty. Ltd. (Australia).........................................      100
                   Monroe Superannuation Pty. Ltd. (Australia)...............................................      100
                   Walker Australia Pty. Limited (Australia).................................................      100
               S.A. Monroe Europe N.V. (Belgium).............................................................      100
                   Borusan Amortisor Imalat Ve Ticaret A.S. (Turkey).........................................    16.67
                     (S. A. Monroe Europe N.V. owns 16.67%; Borusan Holding AS, an unaffiliated company, owns 83.03%; and various unaffiliated individual stockholders own 0.3%.)
                   Monroe Europe Coordination Center N.V. (Belgium)..........................................     99.9
                     (S. A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipment France, S.A.
                     owns 0.1%.)
                   Monroe Europe (UK) Limited (United Kingdom)...............................................       18
                     (S.A. Monroe Europe N.V. owns 18%; and Tenneco United Kingdom Holdings
                     Limited owns 82%)
                   Monroe Packaging N.V. (Belgium)...........................................................     99.9
                     (S. A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipment France, S.A.
                     owns 0.1%.)
               Tenneco Canada Inc. (Ontario).................................................................    51.28
                 (Tenneco International Holding Corp. owns 100% of the issued and outstanding
                 Common Stock, 51.28% of total equity; and Tenneco United Kingdon Holdings
                 Limited owns 100% of the Class A Stock, 48.72% of total equity.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1995

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Kern County Land Company (Delaware) (continued)
       Subsidiaries of Tenneco International Holding Corporation (Delaware)(continued)
           Subsidiaries of Tenneco Canada Inc. (Ontario) (continued)

                   982174 Ontario Limited (Ontario)..........................................................      100%
                   Tenneco Canada Wholesale Finance Company (Alberta)........................................      100
                   Tenneco Credit Canada Corporation (Alberta)...............................................      100
               Tenneco Espana Holdings, Inc. (Delaware)......................................................      100
                   Tenneco Espana S.A. (Spain)...............................................................      100
                       Gillet Iberica, S.A. (Spain)..........................................................      100
                       Manufacturas Fonos, S.L. (Spain)......................................................      100
                       Monroe Springs (New Zealand) Pty. Ltd. (New Zealand)..................................      100
                       Omni-Pac Embalajes S.A. (Spain).......................................................      100
                       Thibault Investments Limited (Mauritius)..............................................      100
                         Hydraulics Limited (India)..........................................................       51
                           (Thibault Investments Limited owns 51% and Bangalore Union Services Limited, an unaffiliated Company owns 49%)
               Tenneco Holdings Danmark A/S (Denmark)........................................................      100
                   Gillet Exhaust Technologie (Proprietary) Limited (South Africa)...........................      100
                   Gillet Lazne Belohrad, s.r.o. (Republic of Czechoslovakia)................................      100
                   Heinrich Gillet Portuguesa - Sistemas de Escape, Lda. (Portugal)..........................      100
                   Walker Danmark A/S (Denmark)..............................................................      100
                   Walker Inapal Escapes, S.A. (Portugal)....................................................       90
                     (Tenneco Holdings Danmark A/S owns 90%; Inapal, Industria Nacional de
                     Acessorios Para Automoveis, SA, an unaffiliated company, owns 9.99%; and Walker
                     Danmark A/S owns 0.01%.)
               Walker France S.A. (France)...................................................................      100
                   Constructions Metallurgiques de Wissembourg - Wimetal (France)............................      100
                         Societe Europeenne des Ensembles-Montes (France)....................................      100
                   Gillet Tubes Technologies G.T.T. (France).................................................      100
               Walker Sverige A.B. (Sweden)..................................................................      100
       Tenneco West, Inc. (Delaware).........................................................................      100
           Kern County Land Company, Inc. (California).......................................................      100
   Tenneco Asia Inc. (Delaware)..............................................................................      100
   Tenneco Business Services Inc. (Delaware).................................................................      100
       Tenneco Technology Services Inc. (Delaware)...........................................................      100
   Tenneco Credit Corporation (Delaware).....................................................................      100
       Counce Limited Partnership (Texas Limited Partnership)................................................       95
         (Tenneco Credit Corporation owns 95%, as Limited Partner;  and Tenneco
         InterAmerica Inc. owns 5%, as General Partner.)
           Counce Finance Corporation (Delaware).............................................................      100
       TenFac Corporation (Delaware).........................................................................      100
   Tenneco Hexacomb Acquisition Inv. (Delaware)..............................................................      100
   Tenneco Management Company (Delaware).....................................................................      100
   Tenneco MLP Inc. (Delaware)...............................................................................      100
   Tenneco Romania Holdings Inc. (Delaware)..................................................................      100
   Tenneco Transition Company (Delaware).....................................................................      100
   Tennessee Gas Pipeline Company (Delaware).................................................................      100
       Altamont Service Corporation (Delaware)...............................................................      100
           Altamont Gas Transmission Canada Limited (Canada).................................................      100
             (Altamont Service Corporation is the registered holder of all of the issued and outstanding shares of Altamont Gas Transmission Canada Limited, as Trustee for
             Altamont Gas Transmission Company, a Joint Venture.)
       Autopartes Walker, S.A. de C.V. (Mexico)..............................................................    99.92

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1995

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)

         (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc. owns 0.02%;
         Tenneco Corporation owns 0.02%; Tenneco International Inc. owns 0.02%; and
         Monroe Auto Equipment Company owns 0.02%.)
       Border Gas, Inc. (Delaware) (a close corp.)...........................................................     37.5%
         (Tennessee Gas Pipeline Company owns 100% of the Class A Common Stock,
         37-1/2% of the total equity, and 37-1/2% total voting stock; Texas Eastern
         Transmission Corporation, an unaffiliated company, owns 100% of the Class B
         Common Stock, 27-1/2% of the total equity, and 27-1/2% total voting stock; El
         Paso Natural Gas Company, an unaffiliated company, owns 100% of the Class C
         Common Stock, 15% of the total equity, and 15% total voting stock;
         Transcontinental Gas Pipe Line Corporation, an unaffiliated company, owns 100%
         of the Class D Common Stock, 10% of the total equity, and 10% total voting stock; Southern Natural Gas Company, an unaffiliated company, owns 100% of the
         Class E Common Stock, 6-2/3% of the total equity, and 6-2/3% total voting stock;
         and Florida Gas Transmission Company, an unaffiliated company, owns 100% of the
         Class F Common Stock, 3-1/3% of the total equity, and 3-1/3% total voting stock.)
       East Tennessee Natural Gas Company (Tennessee)........................................................      100
           Tenneco East Natural Gas L.P. (Delaware Limited Partnership)......................................        1
             (East Tennessee Natural Gas Company, as General Partner, owns 1%;  and
             Tenneco East Corporation, as Limited Partner, owns 99%.)
       Eastern Insurance Company Limited (Bermuda)...........................................................      100
       Energy Tracs, Inc. (Delaware).........................................................................      100
       Kern River Corporation (Delaware).....................................................................      100
       Land Ventures, Inc. (Delaware)........................................................................      100
       Midwestern Gas Marketing Company (Delaware)...........................................................      100
       Midwestern Gas Transmission Company (Delaware)........................................................      100
           Tenneco Midwest Natural Gas L.P. (Delaware Limited Partnership)...................................        1
             (Midwestern Gas Transmission Company, as General Partner, owns 1%;  and
             Tenneco Midwest Corporation, as Limited Partner, owns 99%.)
       Monroe Auto Equipment Company (Delaware)..............................................................      100
           Autopartes Walker, S.A. de C.V. (Mexico)..........................................................     0.02
             (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc. owns 0.02%;
             Tenneco Corporation owns 0.02%; Tenneco International Inc. owns 0.02%; and
             Monroe Auto Equipment Company owns 0.02%.)
           Beijing Monroe Automobile Shock Absorber Company Ltd (China)......................................       51
             (Monroe Auto Equipment Company owns 51%; and Beijing Automotive Industry
              Corporation, an unaffiliated company, owns 49%.)
           Consorcio Terranova S.A. de C.V. (Mexico).........................................................    99.99
              (Monroe Auto Equipment Company owns 99.99%; and Josan Latinamericana S.A. de
              C.V. an unaffiliated company, owns 0.01%.)
           McPherson Strut Company Inc. (Delaware)...........................................................      100
           Monroe Auto Equipement France, S.A. (France)......................................................      100
               Monroe Europe Coordination Center N.V. (Belgium)..............................................      0.1
                 (S.A. Monroe Europe N.V. owns 99.9%;  and Monroe Auto Equipement France,
                 S.A. owns 0.1%.)
               Tenneco Automotive Italia S.r.l. (Italy)......................................................       15
                 (Monroe Auto Equipment Company owns 85%;   and Monroe Auto Equipement
                 France, S.A. owns 15%.)
               Monroe Packaging N.V. (Belgium)...............................................................      0.1
                 (S.A. Monroe Europe N.V. owns 99.9%;  and Monroe Auto Equipement France,
                 S.A. owns 0.1%.)
           Monroe Auto Pecas S.A. (Brazil)...................................................................     2.82
             (Monroe Auto Equipment Company owns 2.82%;  Monroe do Brasil Industria e

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1995

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Monroe Auto Equipment Company (Delaware) (continued)

             Comercio Ltda. owns 82.71%;  and Monteiro Aranha S/A, an unaffiliated company, owns 14.47%.)
           Tenneco Automotive Italia S.r.l. (Italy)..........................................................       85%
             (Monroe Auto Equipment Company owns 85%; and Monroe Auto Equipement France,
             S.A. owns 15%.)
           Monroe-Mexico S.A. de C.V. (Mexico)...............................................................    99.99
             (Monroe Auto Equipment Company owns 99.99% and Tennessee Gas Pipeline
             Company owns 0.01%.)
           Precision Modular Assembly Corp. (Delaware).......................................................      100
           Rancho Industries Europe B.V. (Netherlands).......................................................      100
           Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)....................................       99
             (Monroe Auto Equipment Company owns 99%; and Tenneco Automotive, a Division of Tennessee Gas Pipeline Company, owns 1%.)
           Tenneco Automotive International Sales Corporation (Delaware) (In Dissolution)....................      100
           Tenneco Automotive Japan Ltd. (Japan).............................................................      100
       Monroe-Mexico S.A. de C.V. (Mexico)...................................................................     0.01
         (Tennessee Gas Pipeline Company owns 0.01%; and Monroe Auto Equipment
         Company owns 99.99%.)
       Mont Belvieu Land Company (Delaware)..................................................................      100
       New Tenn Company (Delaware)...........................................................................      100
       New Tennessee Gas Pipeline Company (Delaware).........................................................      100
       S. K. Petroleum Company (Delaware)....................................................................      100
       Sandbar Petroleum Company (Delaware)..................................................................      100
       Tennchase, Inc. (Texas)...............................................................................      100
       Tenneco Alaska, Inc. (Alaska).........................................................................      100
       Tenneco-Altamont Corporation (Delaware)...............................................................      100
           Altamont Gas Transmission Company (Delaware Joint Venture)........................................    53.34
             (Tenneco-Altamont Corporation owns 53-1/3%; Amoco Altamont Company, an unaffiliated company, owns 33-1/3%; and Entech Altamont, Inc., an unaffiliated company, owns 13-1/3%.)
       Tenneco Argentina Corporation (Delaware)..............................................................      100
       Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)........................................        1
         (Tenneco Automotive, a Division of Tennessee Gas Pipeline Company, owns 1%;
         and Monroe Auto Equipment Company owns 99%.)
       Tenneco Baja California Corporation (Delaware)........................................................      100
       Tenneco Communications Corporation (Delaware).........................................................      100
       Tenneco Brake, Inc. (Delaware)........................................................................      100
       Tenneco Corporation (Delaware)........................................................................     94.3
         (Tennessee Gas Pipeline Company owns 100% of the Common Stock, 94.3% of total equity; and Tenneco International Inc. owns 100% of the Second Preferred
         Stock, 5.7% of total equity.)
           Autopartes Walker, S.A. DE C.V. (Mexico)..........................................................     0.02
             (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc. owns 0.02%;
             Tenneco Corporation owns 0.02%; Tenneco International Inc. owns 0.02%; and
             Monroe Auto Equipment Company owns 0.02%.)
           Entrade Engine Company (Kentucky).................................................................      100
           H. T. Gathering Company (Texas)...................................................................       50
             (Tenneco Corporation owns 50% of the issued and outstanding Class A Voting
             Stock and 20% of the Class B Nonvoting Stock, 29% of total equity;  and Houston
             Pipe Line Company, an unaffiliated company, owns 50% of the issued and outstanding Class A Voting Stock and 80% of the Class B Nonvoting Stock, 71% of
             total equity.  The voting stock is split 50% - 50%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1995

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco Corporation (Delaware) (continued)

           Petro-Tex Chemical Corporation (Delaware) (In Dissolution)........................................      100%
           SWL Security Corp. (Texas)........................................................................      100
           TGP Corporation (Delaware)........................................................................      100
           Tenneco Deutschland Holdinggesellschaft mbH (Germany).............................................    99.97
             (Tenneco Corporation owns 99.97%; and Atlas Bermoegensverwaltung, an unaffiliated company, owns 0.03%.)
               GILLET Unternehmesverwaltungs GmbH (Germany)..................................................      100
                   Heinrich Gillet GmbH & Co. KG (Germany)...................................................      0.1
                     (GILLET Unternehmesverwaltungs GmbH owns 0.1%; and Tenneco Deutschland
                     Holdinggesellschaft mbH owns 99.9%.)
               Heinrich Gillet GmbH & Co. KG (Germany).......................................................     99.9
                 (Tenneco Deutschland Holdinggesellschaft mbH owns 99.9%; and GILLET
                 Unternehmesverwaltungs GmbH owns 0.1%.)
                   Gillet-Abgassysteme Zwickau GmbH (Germany)................................................      100
                   Mastra-Gillet Industria e Comercio Ltda. (Brazil).........................................       50
                     (Heinrich Gillet GmbH & Co. KG owns 50%; and Mastra Industria e Comercio
                     Ltda., an unaffiliated company, owns 50%.)
               Monroe Auto Equipment GmbH (Germany)..........................................................      100
               Omni-Pac Ekco GmbH Verpackungsmittel (Germany)................................................      100
                   Omni-Pac Poland Sp. z o. o. (Poland)......................................................      100
                   PCA Embalajes Espana, S.L. (Spain)........................................................        1
                     (Omni-Pac Ekco GmbH Verpackungsmittel owns 1%; and PCA Verpackungsmittel
                     GmbH owns 99%.)
               Omni-Pac GmbH (Germany).......................................................................       99
                 (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and Tenneco
                 International Inc. owns 1%.)
                   Omni-Pac ApS (Denmark)....................................................................      100
                   Omni-Pac A.B. (Sweden)....................................................................      100
                   Omni-Pac S.A.R.L. (France)................................................................        3
                     (Omni-Pac GmbH owns 3%; and Tenneco International Inc. owns 97%.)
               Walker Deutschland GmbH (Germany).............................................................       99
                 (Tenneco Deutschland Holdinggesellschaft mbH  owns 99%; and Tenneco
                 Corporation owns 1%.)
               Walker Gillet (Europe) GmbH (Germany).........................................................      100
           Tenneco Energy Resources Corporation (Delaware)...................................................       80
             (Tenneco Corporation owns 100% of the Common Stock, 80% of total equity; and
             Ruhrgas Aktiengesellschaft, an unaffiliated company, owns 100% of the issued and outstanding Series A Common Stock, 20% of total equity.)
               Channel Gas Marketing Company (Delaware)......................................................     100
                   Oasis Pipe Line Company (Delaware)........................................................      30
                     (Channel Gas Marketing Company owns 100% of the issued and outstanding Series B
                     Preference Stock and 30% of the Common Stock, 30% of total equity; Dow Chemical
                     Company, an unaffiliated company, owns 100% of the issued and outstanding
                     Series A Preference Stock and 70% of the Common Stock, 70% of total equity.)
               Channel Industries Gas Company (Delaware).....................................................      100
               Tenneco Energy Marketing Company (Delaware)...................................................      100
               Tenneco Offshore Gathering Company (Delaware).................................................      100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1995

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco Corporation (Delaware) (continued)
           Subsidiaries of Tenneco Energy Resources Corportation (Delaware) (continued)

               Tenneco Gas Marketing Company (Kentucky)......................................................      100%
                   Creole Gas Pipeline Corporation (Louisiana)...............................................      100
                   Entrade Pipeline Company (Kentucky).......................................................      100
               Tenneco Gas Processing Company (Delaware).....................................................      100
               Tenneco Gas Trading Company (Delaware)........................................................      100
               Tennessee Gas Marketing Company (Delaware)....................................................      100
           Tenneco International Holding Corp. (Delaware)....................................................     7.82
             (Tenneco Corporation owns 7.82% of Common Stock; Tenneco Equipment
             Corporation owns 20.34% of Common Stock and 50% of $8.00 Junior Preferred
             Stock; Tenneco International Inc. owns 71.84% of Common Stock and 50% of $8.00
             Junior Preferred Stock; MW Investors L.L.C., an unaffiliated company, owns 100%
             of Variable Rate Voting Participating Preferred Stock.  The subsidiaries of
             Tenneco International Holding Corp. are listed beginning on page 1 hereof.)
           Tenneco Independent Power I Company (Delaware)....................................................      100
           Tenneco Independent Power II Company (Delaware)...................................................      100
           Tenneco Insurance Ventures Inc. (Delaware)........................................................      100
           Tenneco Inc. (Nevada).............................................................................      100
           Tenneco InterAmerica Inc. (Delaware)..............................................................      100
               Counce Limited Partnership (Texas Limited Partnership)........................................        5
                 (Tenneco InterAmerica Inc. owns 5%, as General Partner; and Tenneco Credit
                 Corporation owns 95%, as Limited Partner.)
                   Counce Finance Corporation (Delaware).....................................................      100
               Newport News Shipbuilding and Dry Dock Company (Virginia).....................................      100
                   Asheville Industries Inc. (North Carolina)................................................      100
                   Greeneville Industries Inc. (Virginia)....................................................      100
                   Newport News Global Corporation (U.S. Virgin Islands).....................................      100
                   Newport News Industrial Corporation (Virginia)............................................      100
                       Newport News Industrial Corporation of Ohio (Ohio)....................................      100
                   Newport News Reactor Services, Inc. (Virginia)............................................      100
                   Tenneco Tanker Holding Corporation (Delaware).............................................      100
                   The James River Oyster Corporation (Virginia).............................................      100
               PCA Leasing Company (Delaware)................................................................      100
               Tenneco Packaging Inc. (Delaware).............................................................      100
                   A&E Plastics, Inc. (Delaware).............................................................      100
                   Alupak A.G. (Switzerland).................................................................      100
                   American Cellulose Corporation (Delaware).................................................       50
                     (Tenneco Packaging Inc. owns 50%; and Larry E. Homan, an unaffiliated individual, owns 50%.)
                   The Corinth and Counce Railroad Company (Mississippi).....................................      100
                       Marinette, Tomahawk & Western Railroad Company (Wisconsin)............................      100
                       Valdosta Southern Railroad Company (Florida)..........................................      100
                   Dahlonega Packaging Corporation (Delaware)................................................      100
                   Dixie Container Corporation (Virginia)....................................................      100
                   Dixie Convoy Corporation (North Carolina).................................................      100
                   Dongguan PCA Packaging Co., Ltd. (Peoples Republic of China)..............................       50
                     (Tenneco Packaging Inc. owns 50%; and Dongguan Dong Ya Color Printing &
                     Packaging Factory, an unaffiliated company, owns 50%.)
                   EKCO Products, Inc. (Illinois)............................................................      100
                   E-Z Por Corporation (Delaware)............................................................      100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1995

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco Corporation (Delaware) (continued)
           Subsidiaries of Tenneco Packaging Inc. (Delaware) (continued)

                   Hexacomb Corporation (Illinois)...........................................................      100%
                       Hexacomb International Sales Corporation (U.S. Virgin Islands)........................      100
                   Packaging Corporation of America (Nevada).................................................      100
                   PCA Box Company (Delaware)................................................................      100
                   PCA-Budafok (Kartongyar) Kft. (Hungary)...................................................      100
                   PCA Hydro, Inc. (Delaware)................................................................      100
                   PCA Romania Srl (Romania).................................................................       50
                     (Tenneco Packaging Inc. owns 50%; and Kraftcorr Inc., an unaffiliated company, owns 50%.)
                   PCA Tomahawk Corporation (Delaware).......................................................      100
                   PCA Valdosta Corporation (Delaware).......................................................      100
                   PCA Verpackungsmittel GmbH (Germany)......................................................      100
                       PCA Embalajes Espana S.L. (Spain).....................................................       99
                         (PCA Verpackungsmittel GmbH owns 99%; and Omni-Pac Ekco GmbH
                         Verpackungsmittel owns 1%.)
                   PCA West Inc. (Delaware)..................................................................      100
                       Coast-Packaging Company (California General Partnership)..............................       50
                         (PCA West Inc. owns 50%, as General Partner; and J. G. Haddy Sales Company, an unaffiliated company, owns 50%, as General Partner.)
                   Pressware International, Inc. (Delaware)..................................................      100
                   Revere Foil Containers, Inc. (Delaware)...................................................      100
                   Tenneco Packaging-Romania S.R.L...........................................................      100
                   Tenneco Plastics Company (Delaware).......................................................      100
                   798795 Ontario Limited (Ontario)..........................................................      100
                       PCA Canada Inc. (Ontario).............................................................      100
           Tenneco Minerals Company - California (Delaware)..................................................      100
           Tenneco Minerals Company - Nevada (Delaware)......................................................      100
           Tenneco OCS Company, Inc. (Delaware)..............................................................      100
           Tenneco Oil Company (Delaware)....................................................................      100
           Tenneco Polymers, Inc. (Delaware).................................................................      100
               Tenneco Eastern Realty, Inc. (New Jersey).....................................................      100
           Tenneco Power Generation Company (Delaware).......................................................      100
               Orange Acquisition, Inc. (Delaware)...........................................................      100
               Tenneco Ethanol Company (Delaware)............................................................      100
                   Tenn/Ark Development Joint Venture........................................................       70
                     (Tenneco Ethanol Company owns 70%, and Arkenol Holdings, L.L.C., an unaffiliated company, owns 30%.)
               Tenneco Ethanol Services Company (Delaware)...................................................      100
               West Campus Cogeneration Company (Delaware)...................................................      100
           Tennessee Overthrust Gas Company (Delaware).......................................................      100
           Walker Deutschland GmbH (Germany).................................................................        1
             (Tenneco Corporation owns 1%; and Tenneco Deutschland Holdinggesellschaft
             mbH owns 99%.)
       Tenneco Deepwater Gathering Company (Delaware)........................................................      100
       Tenneco Delta XII Gas Co., Inc. (Delaware)............................................................      100
       Tenneco East Corporation (Delaware)...................................................................      100
           Tenneco East Natural Gas L.P. (Delaware Limited Partnership)......................................       99
             (Tenneco East Corporation, as Limited Partner, owns 99%;  and East Tennessee
             Natural Gas Company, as General Partner, owns 1%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1995

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)

       Tenneco Energy Europe Inc. (Delaware).................................................................      100%
           Tenneco Energy Hungary Inc. (Delaware)............................................................       99
       Tenneco Energy Ltd. (Canada)..........................................................................      100
       Tenneco Energy Services Company (Delaware)............................................................      100
           GreyStar Corporation (Texas)......................................................................       50
             (Tenneco Energy Services Company owns 50%, and unaffiliated parties own 50%.
             Tenneco Energy Services Company owns 1,135,294 shares of Series B Preferred
             Stock, $0.01 par value per share.
           Tenneco Energy AIRCO Inc. (Delaware)..............................................................      100
           Tenneco Energy OGS Inc. (Delaware)................................................................      100
           Tenneco Energy TEPSCO Inc. (Delaware).............................................................      100
       Tenneco Energy Inc. (Delaware)........................................................................      100
           Tenneco EIS Company (Delaware)....................................................................      100
               Tenneco EIS Canada Ltd. (Alberta).............................................................      100
           Tenneco Gas Transportation Company (Delaware).....................................................      100
       Tenneco Gas Canada, Ltd. (Ontario)....................................................................      100
       Tenneco Gas International Inc. (Delaware).............................................................      100
           Tenneco Energy China Inc. (Delaware)..............................................................      100
           Tenneco Gas Brazil Corporation (Delaware).........................................................      100
               Tenneco Gas International Servicos do Brasil Ltda. (Brazil)...................................      100
           Tenneco Gas Chile Corporation (Delaware)..........................................................      100
           Tenneco Gas International (East Asia/Pacific) Inc. (Delaware).....................................      100
           Tenneco Gas Services (Chile) Corporation (Delaware)...............................................      100
               Tenneco Gas Transportes S.A. (Chile)..........................................................      100
           Tenneco Gas Latin America Inc. (Delaware).........................................................      100
       Tenneco Gas Louisiana Inc. (Delaware).................................................................      100
           Martin Exploration Company (Delaware).............................................................      100
       Tenneco Gas Production Corporation (Delaware).........................................................      100
       Tenneco Gas Properties Inc. (Delaware)................................................................      100
       Tenneco Gas Services, Inc. (Delaware).................................................................      100
       Tenneco Gas Supply Corporation (Delaware).............................................................      100
       Tenneco Gas Australia Inc. (Delaware).................................................................      100
           Tenneco Holdings Pty. Ltd. (Australia)............................................................      100
               Tenneco Energy Australia Pty. Ltd. (Australia)................................................      100
                   Tenneco Energy Queensland Pty. Limited (Australia)........................................      100
                   Tenneco Gas South Australia Pty. Limited (Australia)......................................      100
               Tenneco Energy Operations and Maintenance Pty. Ltd. (Australia)...............................      100
               Tenneco Sulawesi Gas Pty. Ltd. (Australia)....................................................      100
       Tenneco International Inc. (Delaware).................................................................      100
           Autopartes Walker, S.A. DE C.V. (Mexico)..........................................................     0.02
             (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc. owns 0.02%;
             Tenneco Corporation owns 0.02%; Tenneco International Inc. owns 0.02%; and
             Monroe Auto Equipment Company owns 0.02%.)
           Omni-Pac GmbH (Germany)...........................................................................        1
             (Tenneco International Inc. owns 1%; and Tenneco Deutschland
             Holdinggesellschaft mbH owns 99%. The subsidiaries of Omni-Pac GmbH are listed on page 9 hereof.)
           Omni-Pac S.A.R.L. (France)........................................................................       97
             (Tenneco International Inc. owns 97%; and Omni-Pac GmbH owns 3%.)
           Tenneco Automotive Trading Company (Delaware).....................................................      100
           Tenneco Corporation (Delaware)....................................................................      5.7

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1995

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco International Inc. (Delaware) (continued)

             (Tenneco International Inc. owns 100% of the Second Preferred Stock, 5.7% of total equity;  and Tennessee Gas Pipeline Company owns 100% of the Common
             Stock, 94.3% of total equity. The Subsidiaries of Tenneco Corporation are listed beginning on page 4 hereof.)
           Tenneco International Holding Corp. (Delaware)....................................................    71.84%
             (Tenneco International Inc. owns 71.84% of Common Stock and 50% of $8.00
             Junior Preferred Stock; Tenneco Corporation owns 7.82% of Common Stock; Tenneco
             Equipment Corporation owns 20.34% of Common Stock and 50% of $8.00 Junior
             Preferred Stock; MW Investors L.L.C., an unaffiliated company, owns 100% of
             Variable Rate Voting Participating Preferred Stock.  The subsidiaries of
             Tenneco International Holding Corp. are listed beginning on page 1 hereof.)
           Tenneco Nederland B.V. (Netherlands)..............................................................      100
           Tenneco Offshore Netherlands Company (Delaware)...................................................      100
           Tenneco United Kingdom Holdings Limited (Delaware)................................................      100
               Monroe Europe (UK) Limited (United Kingdom)...................................................       82
                 (Tenneco United Holdings Limited owns 82%; and S.A. Monroe Europe N.V. owns 18%.)
               Omni-Pac U.K. Limited (United Kingdom)........................................................      100
               Packaging Corporation of America (UK) Limited (Scotland)......................................      100
                   Alpha Products (Bristol) Limited (United Kingdom).........................................      100
                   Calendered Plastics Limited (United Kingdom)..............................................      100
                   Delyn Packaging Limited (United Kingdom)..................................................      100
                   Penlea Plastics Limited (United Kingdom)..................................................      100
                   Polbeth Packaging Limited (Scotland)......................................................      100
                       Brucefield Plastics Limited (Scotland)................................................      100
                       Polbeth Packaging (Corby) Limited (Scotland)..........................................      100
               Tenneco Canada Inc. (Ontario).................................................................    48.72
                 (Tenneco United Kingdom Holdings Limited owns 100% of the Class A Stock,
                 42.78% of total equity; and Tenneco International Holding Corporation owns 100%
                 of the issued and outstanding common stock, 51.28% of total equity. The subsidiaries of Tenneco Canada Inc. are listed beginning on page 1 hereof.)
               Tenneco Europe Limited (Delaware).............................................................      100
                   Tenneco Asia Limited (United Kingdom).....................................................      100
               Tenneco International Finance Limited (United Kingdom)........................................      100
                   Tenneco International Finance B.V. (Netherlands)..........................................      100
               Tenneco Management (Europe) Limited (United Kingdom)..........................................      100
               Tenneco Packaging (UK) Limited (United Kingdom)...............................................      100
               Tenneco West Limited (United Kingdom).........................................................      100
               Thompson and Stammers Dunmow (Number 6) Limited (United Kingdom)..............................      100
               Thompson and Stammers Dunmow (Number 7) Limited (United Kingdom)..............................      100
               Thompson and Stammers Dunmow (Number 8) Limited (United Kingdom)..............................      100
               Walker Limited (United Kingdom)...............................................................      100
                   Gillet Pressings Cardiff Limited (United Kingdom).........................................      100
                   Gillet Exhaust Manufacturing Limited (United Kingdom).....................................      100
                   Gillet Torsmaskiner UK Limited (United Kingdom)...........................................       50
                     (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and AB
                     Torsmaskiner, an unaffiliated company, owns 100 B Ordinary Shares, 50% of total equity.)
                       Exhaust Systems Technology Limited (United Kingdom)...................................    99.99
                         (Gillet Torsmaskiner UK Limited owns 99.99%; and Heinrich Gillet GmbH & Co.
                         KG & AB Torsmaskiner, an unaffiliated company, owns 0.01%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1995

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco United Kingdom Holdings Limited (Delaware) (continued)
           Subsidiaries of Walker Limited (United Kingdom) (continued)

                   Walker UK Ltd. (United Kingdom)...........................................................      100%
                       J. W. Hartley (Motor Trade) Limited (United Kingdom)..................................      100
                       Tenneco - Walker (UK) Limited (United Kingdom)........................................      100
           Walker Europe, Inc. (Delaware)....................................................................      100
           Walker Norge A/S (Norway).........................................................................      100
       Tenneco Liquids Corporation (Delaware)................................................................      100
       Tenneco Marketing Services Company (Delaware).........................................................      100
       Tenneco Mobile Bay Gathering Company (Delaware).......................................................      100
       Tenneco MTBE, Inc. (Delaware).........................................................................      100
       Tenneco Midwest Corporation (Delaware)................................................................      100
           Tenneco Midwest Natural Gas L.P. (Delaware Limited Partnership)...................................       99
             (Tenneco Midwest Corporation, as Limited Partner, owns 99%;  and Midwestern
             Gas Transmission Company, as General Partner, owns 1%.)
       Tenneco Pittsfield Corporation (Delaware).............................................................      100
       Tenneco Portland Corporation (Delaware)...............................................................      100
       Tenneco Realty, Inc. (Delaware).......................................................................      100
       Tenneco SNG Inc. (Delaware)...........................................................................      100
       Tenneco Trinidad LNG, Inc. (Delaware).................................................................      100
       Tenneco Ventures Corporation (Delaware)...............................................................      100
       Tenneco Western Market Center Corporation (Delaware)..................................................      100
           The Western Market Center Joint Venture (Joint Venture)...........................................       50
             (Tenneco Western Market Center Corporation owns 50%;  Entech Gas Ventures, Inc., an unaffiliated company, owns 15%; Questar WMC Corporation, an unaffiliated company, owns 25% and Fuels WMC Corporation, an unaffiliated company, owns 10%.)
       Tenneco Western Market Center Service Corporation (Delaware)..........................................      100
       TennEcon Services, Inc. (Delaware)....................................................................      100
       Tennessee Gas Transmission Company (Delaware).........................................................      100
       Tennessee/New England Pipeline Company (Delaware).....................................................      100
       Tennessee Storage Company (Delaware)..................................................................      100
       Tennessee Trailblazer Gas Company (Delaware)..........................................................      100
       Ten Ten Parking Garage Inc. (Delaware)................................................................      100
       The Fontanelle Corporation (Louisiana)................................................................      100
           The F and E Oyster Partnership (Louisiana Partnership)............................................       64
             (The Fontanelle Corporation owns 64%, as General Partner; and Expedite
             Oyster, Inc., an unaffiliated company, owns 36% as General Partner.)
       The LaChute Corporation (Louisiana)...................................................................      100
       Walker Electronic Mufflers, Inc. (Delaware)...........................................................      100
           Walker Noise Cancellation Technologies (New York Partnership).....................................       50
             (Walker Electronic Mufflers, Inc. owns 50% as General Partner; and NCT
             Muffler, Inc., an unaffiliated company, owns 50% as General Partner.)
       Walker Manufacturing Company (Delaware)...............................................................      100
           Ced's Inc. (Illinois).............................................................................      100